UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): June 22, 2020 (June 17, 2020)

Comstock Holding Companies, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1886 METRO CENTER DRIVE, FOURTH FLOOR

RESTON, VIRGINIA 20190

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 230-1985

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 17, 2020, Comstock Holding Companies, Inc. (the “Corporation”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, three proposals were submitted to, and approved by, the Corporation’s stockholders. The proposals are described in more detail in the Corporation’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 29, 2020. Each holder of the Corporation’s Class B common stock was entitled to fifteen votes per share of Class B common stock and each holder of the Corporation’s Class A common stock was entitled to one vote per share of Class A common stock on all matters submitted to the stockholders for a vote. The final voting results are below.

Proposal 1

The Corporation’s stockholders elected the following three directors to serve for a three-year term ending at the 2023 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified or until their earlier resignation or removal. The voting results are set forth below:

	Votes For		Votes Withheld	Broker Non-vote
	Class A	Class B
David M. Guernsey	5,063,529	220,250	104,643	1,848,074
James A. MacCutcheon	5,063,668	220,250	104,504	1,848,074
Robert P. Pincus	5,063,779	220,250	104,393	1,848,074

Proposal 2

The Corporation’s stockholders ratified the appointment of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results are set forth below:

Votes For		Votes Against	Votes Abstained	Broker Non-vote
Class A	Class B
6,842,665	220,250	170,896	2,658	-

Proposal 3

The Corporation’s stockholders approved on an advisory, non-binding basis, the compensation of the Corporation’s named executive officers for 2019. The voting results are set forth below:

Votes For		Votes Against	Votes Abstained	Broker Non-vote
Class A	Class B
4,958,611	220,250	204,843	4,718	1,848,074

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 22, 2020

COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer

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